EXHIBIT 10.4

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE (LIBOR/PRIME)
(Avistar Communications Corporation)

Fourth Amendment dated as of March 29, 2011  (this “Amendment”) to that certain Second Amended and Restated Revolving Credit Promissory Note dated as of December 22, 2009, as amended, by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”), in the maximum principal amount of $8,000,000 (the “Promissory Note”).

For value received, the parties hereto hereby agree as follows:

1.	Initially capitalized terms used herein without definition have the meanings given them in the Promissory Note.

2.	Section 1 of the Promissory Note is hereby amended by deleting therefrom the definitions of “Convertible Notes” and “Convertible Note Purchase Agreement and inserting in lieu thereof the following:

“Convertible Note” means each “Note” (as defined in, and issued pursuant to, any Convertible Note Purchase Agreement), all of which taken together being the “Convertible Notes.”

“Convertible Note Purchase Agreement” means each of (i) the Convertible Note Purchase Agreement-2008 and (ii) the Convertible Note Purchase Agreement-2011, both of which taken together being the “Convertible Note Purchase Agreements.”

“Convertible Note Purchase Agreement-2008” means the Convertible Note Purchase Agreement dated January 4, 2008 by the Borrower and the purchasers parties thereto with respect to the Borrower‘s sale of its 4.5% convertible subordinated secured promissory notes.

“Convertible Note Purchase Agreement-2011” means the Convertible Note Purchase Agreement dated March 29, 2011 by the Borrower and the purchaser party thereto with respect to the Borrower‘s sale of its 4.5% convertible subordinated secured promissory note.

3.
Subsection (n) of Section 7 of the Promissory Note is hereby amended by deleting therefrom the words “the Convertible Note Purchase Agreement” and inserting in lieu thereof the words “any Convertible Note Purchase Agreement.”

4.	This Amendment shall become effective on the later of March 29, 2011and the first date by which all of the following shall have occurred :

a.	The Borrower’s payment of $3,250 to the Bank’s counsel in respect of services rendered to the Bank in connection with the Borrower;

b.	The Bank’s receipt of an amendment to the Fourth Amended and Restated Security Agreement substantially in the form of the amendment attached hereto as Exhibit A, duly executed by the Borrower;

c.	The Bank’s receipt of a reaffirmation of the Guaranty substantially in the form of the reaffirmation attached hereto as Exhibit B, duly executed by each Guarantor; and

d.	The Bank’s receipt of a Secretary’s Certificate substantially in the form of the certificate attached hereto as Exhibit C, duly executed by the Secretary of the Borrower.

Note.Second Amended and Restated.005.Amnd-4.002
UCN 006754857000
Facility ID 198245263

5.
The following shall constitute an Event of Default:  The Borrower shall fail to deliver to the Bank by April 21, 2011, a copy of resolutions of the full board of directors of the Borrower (the “Board”) ratifying this Amendment (and the other agreements and transactions contemplated hereby) and certified by the Borrower’s  Secretary as having been duly adopted by the Board and being in full force and effect without amendment or other modification, all in form and substance reasonably satisfactory to the Bank.

6.	The Promissory Note, as amended by this Amendment, remains in full force and effect.

7.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

8.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one in the same instrument.

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UCN 006754857000
Facility ID 198245263
2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A. Sheppard
            Nancy A. Sheppard
            Managing Director

Avistar Communications Corporation

By:           /s/ Elias MurrayMetzger
Name: Elias MurrayMetzger
Title: CFO

By:           /s/ Robert F. Kirk
Name: Robert F. Kirk
Title:  CEO

State of _________	)
) ss.:
County of ________	)

On the ____ day of March in the year 2011, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                          ____________________________________
                          Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of March in the year 2011, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                          ____________________________________
                          Notary Public

UCN 006754857000
Facility ID 198245263
[Signature Page of Fourth Amendment to Second Amended and Restated Revolving Credit Promissory Note]

EXHIBIT A

Amendment to Fourth Amended and Restated Security Agreement

UCN 006754857000
Facility ID 198245263

EXHIBIT B
Reaffirmation of Guaranty

UCN 006754857000
Facility ID 198245263

EXHIBIT C
Secretary’s Certificate

UCN 006754857000
Facility ID 198245263